.


                       INTERNATIONAL YOGURT COMPANY

                                  NOTICE

                                    OF

                      ANNUAL MEETING OF SHAREHOLDERS

                                    AND

                              PROXY STATEMENT











                               Meeting Date:

                              March 28, 1996

                                 2:00 p.m.

                                 Location:

             Portland International Airport Conference Center
                  (located in the main airport terminal)
                           7000 N.E. Airport Way
                          Portland, Oregon  97218

                      INTERNATIONAL YOGURT COMPANY
                           5858 N.E. 87th Avenue
                          Portland, Oregon  97220






Dear Shareholder:

     You are cordially invited to attend International Yogurt Company's Annual Meeting of Shareholders. The meeting will be held:


                    Thursday, March 28, 1996, 2:00 p.m.
          at the Portland International Airport Conference Center
                  (located in the main airport terminal)
                           7000 N.E. Airport Way
                          Portland, Oregon  97218


     The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy for International Yogurt Company follow. Even if you plan to attend the Annual Meeting in person, it is important that you return the enclosed Proxy to ensure that every shareholder's shares are voted at the meeting. Please mark, date, sign, and return your Proxy promptly in the enclosed postage-paid return envelope.

     The directors, officers, and employees of International Yogurt Company look forward to seeing you at the Annual Meeting.




                              Sincerely,




                              John N. Hanna
                              Chairman of the Board of Directors
                              and Chief Executive Officer

                       INTERNATIONAL YOGURT COMPANY
                           5858 N.E. 87th Avenue
                          Portland, Oregon  97220


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON THURSDAY, MARCH 28, 1996



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of International Yogurt Company (the "Company") will be held at the Portland International Airport Conference Center (located in the main airport terminal), 7000 N.E. Airport Way, Portland, Oregon, at 2:00 p.m., Pacific Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect eight directors for the ensuing year and until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

     2. To transact such other business as may properly come before the meeting.

Holders of record of common stock of the Company at the close of business on February 23, 1996 are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.

                              By order of the Board of Directors



                              John N. Hanna
                              Chairman of the Board of Directors
                              and Chief Executive Officer


Portland, Oregon








     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ATTACHED PROXY USING THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

This page intentionally left blank

                              PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS
                      OF INTERNATIONAL YOGURT COMPANY
                              March 28, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of International Yogurt Company (the "Company"), to be held at the Portland International Airport Conference Center (located in the main airport terminal), 7000 N.E. Airport Way, Portland, Oregon, Thursday, March 28, 1996, at 2:00 Pacific Time (the "Meeting").

     Proxies in the form enclosed are solicited by the Board of Directors. Execution of the proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person, and shareholders giving proxies may revoke them at any time before they are exercised by submitting (i) a written revocation prior to commencement of the Meeting to the Secretary of the Company at 5858 N.E. 87th Avenue, Portland, Oregon 97220 or at the Meeting, or (ii) a duly executed proxy bearing a later date prior to commencement of the Meeting with the Secretary of the Company at 5858 N.E. 87th Avenue, Portland, Oregon 97220 or at the Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting as set forth herein and in the proxies.

     Only the holders of common stock are entitled to vote at the Meeting. At the close of business on February 23, 1996, the record date, there were 2,190,043 shares of common stock issued and outstanding (the "Common Stock"). These shares are entitled to be voted by the holders thereof on each proposal submitted to a vote at the Meeting.

     The entire cost of solicitation of proxies will be borne by the Company, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and other employees of the Company, but such persons will not be specifically compensated for this service.


                           ELECTION OF DIRECTORS
                              (Notice Item 1)

     Solicitation of proxies will be by the Board of Directors. It is intended that votes will be cast pursuant to the enclosed proxy for the persons listed below to serve as directors, unless authority to do so is withheld. The number of directors of the Company is presently set at eight members.

     Shares voted at the Meeting may be voted for only up to eight nominees for director. The Company's Articles of Incorporation and Bylaws do not provide for cumulative voting. The accompanying proxy, when properly executed and returned to the Company will be voted for the eight nominees, unless authority to vote is withheld for a nominee or all the nominees. If any of the nominees herein shall unexpectedly become unavailable for election, the proxies will be voted for a substitute proposed by the Board of Directors. Directors will be elected by a plurality of the shares, voting in person or by proxy, at the Meeting.

     All of the nominees are currently members of the Board of Directors whose present terms of office will expire at the Meeting. The nominees, if elected, will hold office until the next Annual Meeting of Shareholders or until their duly qualified successors are elected.



     The following table shows as to each nominee for Director, the identified information as of February 23, 1996.


                         Position held with Company
                         and Principal Occupation                 Director
Name            Age      During Past Five Years                   Since

John N. Hanna   55       Director; Chairman of the Board of       1977
                         Directors; Chief Executive Officer

David J. Hanna  60       Director; President                      1977

James S. Hanna  62       Director; Secretary                      1977

William J. Rush 61       Director; Partner in Rush, Hannula       1987
                         & Harkins, Attorney at Law (1)

Carl G. Behnke  50       Director; President R.E.B. Enterprises;  1994
                         Chairman of the Board of Skinner
                         Corporation





(1) The Company has from time-to-time retained Mr. Rush's law firm to perform certain legal services and may do so from time-to-time in the future.

         The Company's Board of Directors has established a Compensation Committee comprised of two non-employee directors, James S. Hanna, and William J. Rush, and an Audit Committee comprised of all Board members.

         During the year ended October 31, 1995, the Board of Directors held twelve regularly scheduled and special meetings. All directors attended at least 75 percent of the meetings and committee meetings they were eligible to attend.

Compensation of Directors.

         Directors of the Company do not receive any cash compensation for serving on the Company's Board of Directors or for attending meetings of the Board of Directors or any committee of the Board of Directors.
However, each director of the Company, except for those directors who are employees of the Company, is on October 16th of each year automatically granted a stock option under the 1990 Non-Discretionary Stock Option Plan for Non-Employee Directors (the "1990 Directors Plan"). Each stock option granted under the 1990 Directors Plan is for 5,000 shares of the Company's Common Stock and is exercisable at any time within a five year period at an exercise price equal to the average between the closing bid and asked prices of the Company's Common Stock on the date of the grant.


                                 MANAGEMENT

         The following table identifies the executive officers of the Company.

                             Position(s) with the Company and
                             Principal Occupation
Name of Individual     Age   for the Past Five Years


John N. Hanna          55    Director; Chairman of the Board of Directors;
                             Chief Executive Officer

David J. Hanna         60    Director; President

Roger H. Olson         57    Controller since 1989;
                             Controller with Home Call of Oregon,
                             1986 to 1988

     Executive Officers serve at the discretion of the Board of Directors.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid or to be paid by the Company during the years ended October 31, 1995, 1994 and 1993 to John Hanna, the Company's Chief Executive Officer. None of the Company's other directors or executive officers received salaries and bonuses in excess of $100,000 in the year ended October 31, 1995.


                        Summary Compensation Table

                              Annual Compensation

Name & Principal                                Other Annual
Position            Year   Salary (1)   Bonus   Compensation

JOHN H. HANNA       1995   $ 99,825      N/A
Chairman and Chief  1994   $ 99,825      N/A
Executive Officer   1993   $ 90,750      N/A         (2)



                            Long Term Compensation

                           Awards                  Payout

                         Restricted    Option    LTIP       All Other
                         Stock         /SAR      Payout     Compensation(3)

JOHN H. HANNA       1995   N/A          N/A       N/A          $1,583
Chairman and Chief  1994   N/A          N/A       N/A          $1,497
Executive Officer   1993   N/A          32,500    N/A          $1,143


(1) Includes salary and amounts contributed by the identified excutive officer to the Company's 401(k) Employee Savings Plan and Trust.

(2) Perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10 percent of total annual salary and bonus for the named executive officer for any of the periods indicated.

(3) The Company's 401(k) Employee Savings Plan and Trust allows for contributions by the Company on the benefit of employees including the named executive officer. During the years ended October 31, 1993, October 31, 1994 and October 31, 1995, the Company made contributions into the 401(k) Employee Savings Plan and Trust equal to 1.26 percent of the compensation paid to the named executive officer and all other eligible employees. Does not include the premium paid by the Company on term life insurance for the benefit of the named executive officer under a group life policy for all salaried employees of the Company.

401(k) Plan.

         The Company has a 401(k) Employee Savings Plan and Trust ("401(k) Plan"). The 401(k) Plan is administered by an administrative committee appointed by the Board of Directors. The trustees for the 401(k) Plan are John N. Hanna, David J. Hanna and Roger H. Olson and the custodian for the 401(k) Plan is Massachusetts Mutual, which receives all contributions from employees and any contributions by the Company. All employees, including all executive officers, are eligible to participate in the 401(k) Plan after completion of one year of service. Employees may choose to contribute on a pre-tax basis up to five percent of their compensation, subject to certain limitations. The 401(k) Plan allows for the Company to make contributions to the plan on behalf of employees and in each of the last three years the Company has made a contribution equal to 1.26 percent of the compensation paid to eligible employees.

Report of the Compensation Committee on Executive Compensation

         The Company's Board of Directors has established a Compensation Committee comprised of two non-employee directors. The Compensation Committee is responsible for establishing and administering the policies of the Board with respect to the annual compensation of the Company's
Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for administering the 1987 Restated Non-Qualified Employee Stock Option Plan and the 1994 Combined Incentive and Non-Qualified Stock Option Plan, including determination of the timing and amount of stock option grants under those plans.

         In February of each year the Compensation Committee receives the recommendations of the Company's Chief Executive Officer as to the salaries and other benefits of the Company's Executive officers for the coming year by the Compensation Committee. These recommendations are then considered and acted upon by the Compensation Committee taking into account the following objectives:

     * Reward successes in resolving critical issues in the development of new markets for the Company's products.
     * Preservation of cash resources to fund operations and new product development.
     * Increase the profitability of the Company, and, accordingly, increase shareholder value.
     * Align the interests of management with those of the Company's shareholders through equity based incentive compensation.

The Compensation Committee also considers the cash compensation and other benefits paid to executive officers with similar responsibilities by other companies in the same industry and by other publicly held companies of similar size. It is perceived by the Compensation Committee that the cash compensation paid by the Company to its executive officers, including its Chief Executive Officer, are significantly below the cash compensation paid by other similar companies. However, the Company continues to need to utilize its available cash resources to finance operations and new product development and, as a result, salaries paid to executive officers have only been increased modestly.

         In order to supplement the cash compensation paid to executive officers, the Compensation Committee has from time-to-time granted them stock options under the 1987 Restated Non-Qualified Employee Stock Option Plan. These stock options have all been granted with exercise prices equal to the then market value of the Company's Common Stock and thus they provide the executive officers and the other employees with long-term incentives directly tied to the enhancement of shareholder values by allowing them to share in the appreciation of the market value of Company's Common Stock.

         During 1996, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance and the opportunities and challenges which the Company faces.

                                  COMPENSATION COMMITTEE

                                  James S. Hanna
                                  William J. Rush

Compensation Committee Interlocks and Insider Participation in Compensation Committee

         James S. Hanna is the brother of John N. Hanna and David J. Hanna and, together with John N. Hanna and David J. Hanna is a member of the Pente Investments LLC which leases the Company's principal place of business to the Company (see "TRANSACTIONS WITH AFFILIATES AND MANAGEMENT"). William J. Rush is a partner in the Tacoma, Washington law firm of Rush, Hannula & Harkins which has on occasion provided legal services to the Company. During the year ended October 31, 1995, the Company did not pay any legal fees to that firm. Carl G. Behnke is President of R.E.B. Enterprises and serves also as Chairman of the Board of the Skinner Corporation. No other relationships exist between the members of the Compensation Committee and the Company's executive officers.

Stock Option Grants and Exercises During Latest Fiscal Year.

         The following table sets forth information as to the stock options granted by the Company during the year ended October 31, 1995 to John N. Hanna, the Company's Chief Executive Officer. All of the stock options were granted under the Company's 1994 Combined Incentive and Non-Qualified Stock Option Plan (the "1994 Stock Option Plan"). Grants of stock options under the Stock Option Plan are made and the Stock Option Plan is administered by the Company's Compensation Committee.


Option Grants in Last Fiscal Year



                   Percent                Potential Realizable Value at
                   of Total               Assumed Annual Rates of Stock
                   Options                Price Appreciation of Option Term
                   Granted to                                   (1)
         Options   Employees in  Exercise Price  Expiration
Name     Granted   Fiscal Year   Per Share(2)    Date       5%        10%

John N.  11,000       18.0%        $2.12       04/30/00   $6,443    $14,237
Hanna



(1) The potential realizable value portion of the foregoing table illustrates values that might be realized upon exercise of the options immediately prior to the expiration of their term based upon the assumed annual compounded rates of appreciation in the value of the Company's Common Stock as specified in the table over the term of the options. These numbers are not discounted to their present value and do not take into account provisions of the stock options providing for termination of the option following termination of employment and the nontransferability of the stock options.

(2) Each of the stock options were granted at 100% of the fair market value of the Company's Common Stock on the date of the stock option grant based upon the average between the closing bid and asked prices on that date. The option exercise price may be paid in cash, by surrender for cancellation of shares of Common Stock owned by the executive officer or in any other form of valid consideration or a combination of any of the foregoing as determined by the Compensation Committee in its discretion.

Stock Option Exercises and Year-End Stock Option Values.

         The following table sets forth information as to the stock options granted the Company which were exercised during the year ended October 31, 1995 by John N. Hanna, the Company's Chief Executive Officer, and also sets forth the value of all stock options held by him as of October 31, 1995. These stock options were granted under the Company's 1987 Restated Non-Qualified Employee Stock Option Plan and the 1994 Stock Option Plan.



                Stock Option Exercises in Last Fiscal Year
                 and Fiscal Year-End Stock Option Values


                                   Number of           Value of Unexercised
                                   Unexercised         In-the-Money
            Shares                 Options at FY-End   Options at FY-End
            Acquired on   Value    Exercisable/        Exercisable/
Name        Exercise      Realized Unexercisable       Unexercisable (1)

JOHN N.      5,000        $ 300    42,500/11,000       $ 0/$770
HANNA


(1) On October 31, 1995, the closing price of the Company's Common Stock was $2.19. For purposes of the foregoing table, stock options with an exercise price less than this amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option. Stock options issued under the 1994 Stock Option Plan were "in-the-money" on that date.




Stock Performance Chart

         The following chart compares the yearly percentage change in the cumulative shareholder return on the Company's Common Stock during the five fiscal years ended October 31, 1995 with the cumulate total return on (i) the Russell 2000 Index and (ii) the Standard & Poors Food Products Index. This comparison assumes $100.00 was invested on October 31, 1990 in the Company's Common Stock and of the comparison groups and assumes the reinvestment of all cash dividends prior to any tax effect and the retention of all stock dividends.

                 TRANSACTIONS WITH AFFILIATES AND MANAGEMENT

         Since 1987, Norpac Foods, Inc. and Norpac Food Sales (collectively "Norpac") have served as the Company's broker and exclusive sale agents for selling the Company's branded products in the United States, subject to certain exceptions. The Company has access to Norpac's customer list and uses Norpac's brokers, warehouses and truck fleet to distribute its branded products and Norpac fulfills the functions of order taking, invoicing, credit qualifying and collection on the Company's sales of these branded products. During the year ended October 31, 1995, the Company paid Norpac brokerage fees and commissions which totaled approximately $426,000. In addition, marketing and advertising expenses for which Norpac was entitled to reimbursement from the Company totaled approximately $183,000.

          Norpac Foods, Inc. holds 75,000 shares of the Company's Common Stock, 3.5 percent of the outstanding Common Stock on February 23, 1996.
As of October 31, 1995, the Company owed Norpac approximately $140,000 on a note receivable. In addition, the Company on October 31, 1995 had a trade payable to Norpac of approximately $192,000 and a account receivable from Norpac of approximately $189,000.

         The Company, from time-to-time, has retained the services of Rush, Hannula & Harkins, a law firm in which William J. Rush, a director of the Company, is a partner. During the year ended October 31, 1995, the Company did not pay any legal fees to that law firm.



               COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS

         Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file and initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

         Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended October 31, 1995, the Company believes that all reporting persons made all filings required by Section 16 on a timely basis.

                                STOCK OWNERSHIP

         The following table sets forth information regarding the beneficial ownership of each director, each nominee for director, all executive officers and directors as a group, and persons, according to information received by the Board of Directors, holding more than five percent of the outstanding Common Stock of the Company as of February 23, 1996.

Executive Officers and Directors

                                       Shares              Percent
Name and Address                       Owned (1)           of Class

John N. Hanna                          326,839 (2)         14.57
5858 N.E. 87th
Portland, Oregon  97220

David J. Hanna                         320,782 (3)         14.30
5858 N.E. 87th
Portland, Oregon  97220

James S. Hanna                         252,180 (4)         11.26
729 N. Stadium Way
Tacoma, Washington  98403

William J. Rush                        126,508 (5)          5.72
715 Tacoma Ave. S.
Tacoma, Washington  9840

Carl G. Behnke                          27,500 (6)          1.24
1301 Fifth Avenue
Seattle, WA  98101

Roger Olson                             12,000 (7)          0.54
5858 N.E. 87th Avenue
Portland, Oregon  97220

All Executive Officers and           1,067,809 (2)-(7)     44.98
  Directors as a Group (6 persons)
                                         (footnotes on following page)

(1) Unless indicated otherwise, each person or entity separately possesses sole voting and sole investment power over his or its respective shares. There are no arrangements, known to the Company, including any pledge by any person or securities of the Company the operation of which may at a subsequent date result in a change of ownership of such stock or in control of the Company.
(2) Includes 53,500 shares issuable on exercise of outstanding options granted under the 1987 Employee Plan. Does not include shares of common stock or shares issuable on exercise of options held by adult children of John Hanna. Includes 2,000 shares held by Pente Investments LCC in which John Hanna is one of five members.
(3) Includes 53,500 shares issuable on exercise of outstanding options granted under the 1987 Employee Plan. Does not include 8,000 shares of Common Stock issuable to Francis Hanna, David J. Hanna's wife, on exercise of outstanding stock options granted under the 1987 Employee Plan. David J. Hanna disclaims beneficial ownership of those shares.
(4) Includes 20,000 shares issuable on exercise of outstanding options granted under the 1990 Directors Plan. Does not include 8,915 shares of common stock held by James S. Hanna's wife nor shares of common stock held by two adult children of James S. Hanna. James S. Hanna disclaims beneficial ownership of those shares.
(5) Includes 20,000 shares issuable upon exercise of options granted pursuant to the 1990 Director Plan.
(6) Includes 20,000 shares issuable upon exercise of options granted pursuant to the 1990 Director Plan.
(7) The total are shares issuable upon exercise of options granted pursuant to the 1987 Employee Plan.




                                 OTHER MATTERS
                                (Notice Item 2)

         The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting. However, if any other matters properly come before the Meeting or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.


                             INDEPENDENT AUDITORS

         The Board of Directors has designated Grant Thornton LLP, independent certified public accountants, as auditors for the Company for the year ended October 31, 1995.

         The audit services performed by Grant Thornton LLP during 1995 included an audit of annual financial statements, assistance and consultation in connection with filings with the Securities and Exchange Commission and audit related accounting matters.

                      This page intentionally left blank

                            SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to have considered for inclusion in the Company's proxy solicitation materials for the 1997 Annual Meeting of Shareholders ("Annual Meeting") must be received at the main office of the Company no later than 120 days prior to the mailing of proxy materials to shareholders in connection with that Annual Meeting. That deadline for receipt of proposals is currently estimated to be September 30, 1996. If such proposal is in compliance with all of the requirements of the Company's Restated Articles of Incorporation, and of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                   ANNUAL REPORTS AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Shareholders for the year ended October 31, 1995, accompanies this Proxy Statement. Additional copies of the Company's Annual Report to shareholders may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of the Company's Annual Report on Form 10-K for the year ended October 31, 1995, and the list of exhibits thereto required to be filed with the Securities and Exchange Commission. Such written request should be directed to James S. Hanna, Secretary, International Yogurt Company, 5858 N.E. 87th Avenue, Portland, Oregon 97220. The Form 10-K Annual Report is not part of the proxy solicitation materials.



                                  By order of the Board of Directors,



                                  John N. Hanna
                                  Chairman of the Board of Directors
                                  and Chief Executive Officer



DATED:   February 23, 1996






NOTE: Please send in your Proxy immediately, using the enclosed postage paid envelope.

                                REVOCABLE PROXY
                       FOR INTERNATIONAL YOGURT COMPANY
                        ANNUAL MEETING OF SHAREHOLDERS
                                March 28, 1996

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints John N. Hanna, David J. Hanna, James S. Hanna, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares of common stock of International Yogurt Company (the "Company") at the Annual Meeting to be held on March 28, 1996 and any adjournments thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1.  Election of directors.  [  ]  FOR allnominees       [   ]  WITHHOLD
                                  listed below (except         AUTHORITY to
                                  as marked to the             vote for all
                                  contrary below)              nominees
                                                               listed below

    (INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name below.)

    John N. Hanna, David J. Hanna, James S. Hanna, William J. Rush, and Carl G. Behnke.

2. Other Matters. At the discretion of the proxy holders on such other business as may properly come before the meeting and any adjournments thereof. A majority of the proxy holders present at the Annual Meeting may exercise all powers granted hereby.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR ALL PROPOSALS LISTED ABOVE. The proxy holders may vote in their discretion as to other matters which may come before the meeting.

                             Dated:                              , 1996




    [Attach Label Here]

                   Please date and sign exactly as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer. All co-owners should sign.